COLUMBIA FUNDS SERIES TRUST II

Supplement dated March 1, 2010

to the Prospectuses and Statement of Additional Information

each dated March 1, 2010

Columbia Retirement 2005 Portfolio

Columbia Retirement 2010 Portfolio

Columbia Retirement 2015 Portfolio

Columbia Retirement 2020 Portfolio

Columbia Retirement 2025 Portfolio

Columbia Retirement 2030 Portfolio

Columbia Retirement 2035 Portfolio

Columbia Retirement 2040 Portfolio

(Each, a “Portfolio,” and together, the “Portfolios”)

As was previously reported, on September 29, 2009, Bank of America, N.A., the indirect parent company of Columbia Management Advisors, LLC (the “Advisor”), entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise”) (the “Transaction”). The Transaction includes, among other things, a sale of that part of the asset management business of the Advisor that advises long-term mutual funds, including the Portfolios. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010 (the “Closing”).

Under the Investment Company Act of 1940, as amended, the Closing will cause each Portfolio’s current investment advisory agreement with the Advisor to terminate. In connection with the Transaction, each Portfolio’s Board of Trustees has approved a new investment management services agreement with RiverSource Investments, LLC (“RiverSource”), a wholly-owned subsidiary of Ameriprise, covering each Portfolio. The new investment management services agreement with RiverSource will be submitted to the shareholders of each Portfolio for their approval at a joint special meeting of shareholders that has been scheduled for March 3, 2010.

In connection with the anticipated integration of the long-term asset management businesses of the Advisor and RiverSource, following the Closing, it has been determined that the Portfolios’ portfolio managers primarily responsible for overseeing each Portfolio’s investments, effective upon the Closing, will be as follows:

Anwiti Bahuguna, PhD
Co-manager. Service with the Portfolios since 2006.
Director of the Advisor; associated with the Advisor or its predecessors as an investment professional since 2002.
David Joy
Co-manager.*
Vice President of RiverSource; associated with RiverSource since 2003.

Colin Moore
Co-manager. Service with the Portfolios since 2009.
Chief Investment Officer of the Advisor; associated with the Advisor or its predecessors as an investment professional since 2002.
Kent M. Peterson, PhD
Co-manager. Service with the Portfolios since 2009.

Director of the Advisor; associated with the Advisor or its

predecessors as an investment professional since January 2006. Prior to January 2006, Mr. Peterson was a trading associate at Bridgewater

Associates from 2004 to 2005.

Marie M. Schofield, CFA
Co-manager. Service with the Portfolios since 2009.
Managing Director of the Advisor; associated with the Advisor or its predecessors as an investment professional since 1990.

*	Service pending upon the Closing.

These changes in the Portfolios’ portfolio managers are subject to the Closing. Pending the Closing, each of the portfolio manager(s) set forth in each Portfolio’s prospectus is expected to continue in his or her current role.

Shareholders should retain this Supplement for future reference.

INT-47/34222-0310